SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 18, 2000

                           NANTUCKET INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-08509                 58-0962699
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

      73 Fifth Avenue, Suite 6A
             New York, NY                                          10003
(Address of principal executive offices)                         (Zip Code)

                                 (917) 853-0475
              (Registrant's telephone number, including area code) (Former name, former address and former fiscal year, if changed since last report)


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ITEM 3. Bankruptcy or Receivership

      On March 3, 2000, Nantucket Industries, Inc. (the "Company") filed a Voluntary Petition under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. (Case Name:
Nantucket Industries, Inc., Case Number: 00-B 10867). The Company intends to file a Chapter 11 Plan and a Disclosure Statement on or before July 3, 2000.

ITEM 5. Other Events

1. Appointment of John H. Treglia

      At a special meeting of the board of directors, held on January 18, 2000, John H. Treglia was appointed as a director of the Company to fill the vacancy caused by the resignation of James H. Carey, which had occurred on October 8, 1999. Mr. Treglia was also appointed President and Secretary of the Company. Upon the appointment of Mr. Treglia, the Company's board consisted of the following five persons, John H. Treglia, Steven Schneider, Marc Feder, Kenneth Klein, and George J. Gold. The appointment of Mr. Treglia as an officer and director of the Company, was made in contemplation of the Company's being reorganized through a Chapter 11 proceeding because, since the fall of 1999, the Company has been insolvent and dormant without any assets or business operations.

      Mr. Treglia is 57 years old and a graduate of Iona College, from which he received a BBA in Accounting in 1964. Mr. Treglia was employed as an accountant by Ernst & Ernst for seven years and, thereafter, founded and operated several businesses in various areas. From 1994 through 1998, Mr. Treglia served as a consultant to several companies which were in Chapter 11. These included J.R.B. Contracting, Inc., Laguandia Contracting, and Melli-Borrelli Associates. In 1996, Mr. Treglia founded Accutone Inc., a company engaged in the business of manufacturing and distributing hearing aids.

2. Resignation of Three Directors

      At a meeting of the board of directors held on February 17, 2000, March Feder resigned his position as a director of the Company. The remaining directors present at the meeting appointed Dr. Frank J. Castanaro to fill the vacancy on the board caused by Mr. Feder's resignation. Subsequent to the said meeting, two more directors, Steven Schneider and Kenneth Klein also resigned from the board.

      Dr. Castanaro, who is 49 years old, received a Bachelor of Science degree from the University of Scranton in 1974. In 1978 he graduated from Georgetown University School of Dentistry and has been in private practice as a dentist since such time. Dr. Castanaro has also


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assisted  two large  ophthalmology  practices  to  introduce  and  expand  their activities in Laser therapy, including, but not limited to. Lasik procedures. Dr. Castanaro presently practices dentistry in partnership with Dr.'s Joseph C. and John B. Fontana in Peekskill, New York, and has a solo practice in Yonkers, New york. Dr. Castanaro is a member of the American Dental Association, the Dental Society of the State of New York, the Ninth District Dental Society, and the Peekskill-Yorktown Dental Society.

ITEM 7. EXHIBITS

      No Exhibits are being filed with this Report.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NANTUCKET INDUSTRIES INC.

Dated: March 7, 2000                   By /s/ John H. Treglia
                                          --------------------------------------
                                              John H. Treglia, President
                                                    and Secretary

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